UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS - USD ($) $ in Thousands	3 Months Ended		9 Months Ended
	Sep. 30, 2022	Sep. 30, 2021	Sep. 30, 2022	Sep. 30, 2021
Operating expenses:
Stock based compensation	$ 10,163	$ 81,595	$ 34,370	$ 88,271
General and administrative	3,879	1,658	11,494	4,244
Advertising	1,494	1,028	5,131	2,182
Research and development	670	447	2,536	1,193
Total operating expenses	16,206	84,728	53,531	95,890
Operating loss	(16,206)	(84,728)	(53,531)	(95,890)
Other income (expense):
Paycheck protection program forgiveness			397
Loss on disposal of property and equipment			(152)
Interest expense	(5)		(5)
Other income	63	87	165	48
Total other income	58	87	405	48
Net Loss	$ (16,148)	$ (84,641)	$ (53,126)	$ (95,842)
Loss per share, basic	$ (2.06)	$ (6.59)	$ (7.22)	$ (6.69)
Weighted average number of common shares outstanding used in computing loss per share:	7,848,640	12,853,502	7,363,248	14,332,128